SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report                                April 2, 2003
(Date of earliest event reported)             ----------------------------------

                           MedicaLogic/Medscape, Inc.
               (Exact name of registrant as specified in charter)


       Oregon                  000-28285           93-0890696
--------------------------------------------------------------------------------

   (State or other     (Commission file         (IRS employer
   jurisdiction              number)            identification no.)
   of incorporation)

                           20540 NW Evergreen Parkway
                             Hillsboro, Oregon 97124
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number,               (503) 531-7000
including area code                          -----------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5. Other Events

     On January 24, 2002, MedicaLogic/Medscape, Inc. (the "Company") and its five United States subsidiaries filed a voluntary petition for bankruptcy protection (collectively, the "Bankruptcy Cases") under Chapter 11 of the U.S. Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Bankruptcy Cases were assigned to the Honorable Judge Peter J. Walsh and are jointly administered and coordinated under Case Numbers 02-10253 (PJW) through 02-10258 (PJW). In addition to the Company, the filing entities were MSCP Holdings, Inc., MedicaLogic Enterprises, Inc., MedicaLogic Pennsylvania, LLC, MedicaLogic of Texas, Inc. and MedicaLogic Texas, L.P. (collectively, with the Company, the "Debtors").

     On November 22, 2002, the Debtors filed a Joint Plan of Liquidation and related Disclosure Statement in the Bankruptcy Court pursuant to the Code. On December 20, 2003, the Debtors filed a First Amended Joint Plan of Liquidation (the "Plan") and related First Amended Disclosure Statement. The Court confirmed the Plan on March 3, 2003. On April 3, 2003, the Debtors filed with the Bankruptcy Court a Notice of (1) Entry of Confirmation Order, (2) Occurrence of Effective Date, and (3) Important Bar Dates announcing, among other things, that the effective date of the Plan occurred on April 2, 2003 (the "Notice"). The Notice is attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.

           (c)  Exhibits

================================================================================
Exhibit No.              Description

 99.1                    Notice of (1) Entry of Confirmation Order,
                         (2) Occurrence of Effective Date, and (3) Important
                         Bar Dates
================================================================================

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2003



                                         MEDICALOGIC/MEDSCAPE, INC.


                                         By: /s/ Hobart T. Truesdall
                                             -----------------------------------
                                             Name:  Hobart T. Truesdall
                                             Title: Trustee

                                  EXHIBIT INDEX
================================================================================

     99.1 Notice of (1) Entry of Confirmation Order, (2) Occurrence of Effective Date, and (3) Important Bar Dates
================================================================================